SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
(a)     Sale of Nova Cold
On January 2, 2020, the partnership, together with institutional partners, closed the sale of Nova Cold, the partnership’s Canadian cold storage owner, operator and logistics provider, to Americold Realty Trust for gross proceeds of approximately $255 million, from which proceeds will be partially offset by payments to extinguish existing debt. The partnership’s share of the net proceeds from the sale are approximately $45 million.
(b)     Privatization of Teekay Offshore
On January 22, 2020, the partnership, together with institutional partners, completed the privatization of Teekay Offshore, for an aggregate investment of $165 million of which the partnership funded approximately $75 million, increasing its ownership interest to 43%. We are rebranding the company to Altera Infrastructure L.P.
(c)     Purchase of BrandSafway
On January 31, 2020, the partnership, together with institutional partners, closed the acquisition of a 48% interest in Brand Industrial Services (“BrandSafway”), for $1.3 billion. The partnership’s share is expected to be approximately $400 million for approximately 15% equity ownership interest, which will be determined once co-investor participation is finalized. BrandSafway is a provider of infrastructure services to industrial and commercial facilities. The partnership will account for its investment using the equity method of accounting.
(d)    Purchase of IndoStar
On January 31, 2020, the partnership, together with institutional partners, signed an agreement to acquire a 40% interest in IndoStar for $220 million. IndoStar is an Indian financing company primarily servicing the used commercial vehicle segment. The partnership is expected to fund approximately $75 million of the equity purchase price and the transaction is expected to close in the second quarter of 2020.
(e)     Distribution
On February 5, 2020, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on March 31, 2020, to unitholders of record as at the close of business on February 28, 2020.